UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: January 22, 2007 (Date of earliest event reported)
Frontier Financial Corporation (Exact name of registrant as specified in its charter)

WA (State or other jurisdiction of incorporation)	000-15540 (Commission File Number)	91-1223535 (IRS Employer Identification Number)

332 SW Everett Mall Way (Address of principal executive offices)		98204 (Zip Code)
(425) 514-0700 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 22, 2007, the Corporation released earnings information for the fourth quarter and year-to-date 2006. Please see attached press release.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Frontier Financial Corporation dated January 22, 2007

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2007	FRONTIER FINANCIAL CORPORATION By: /s/ John J. Dickson John J. Dickson President & CEO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Frontier Financial Corporation dated January 22, 2007